                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 9, 1998



                               GETTY IMAGES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




    Delaware                     000-23747                       98-0177556
--------------------------------------------------------------------------------
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


2101 Fourth Avenue, Fifth Floor, Seattle, Washington               98121
101 Bayham Street, London, England                                NW1 0AG
----------------------------------------------------             ----------
(Addresses of principal executive offices)                       (Zip Code)



Registrant's telephone numbers, including area code:          (206) 695-3400
                                                            (01144171) 544-3456


                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

            On November 9, 1998, Getty Images, Inc., a Delaware corporation
(the "Company"), filed a Certificate of Amendment (the "Certificate of Amendment") to the Certificate of Incorporation of the Company (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware which was duly adopted by stockholders of the Company at the 1998 Annual Meeting of Stockholders held on September 1, 1998.

            In general, the Certificate of Incorporation has been amended as follows:

            1. Article IV, Section 4.01 was amended to increase the total number of shares of all classes of capital stock that the Company has the authority to issue from 55,000,000 to 80,000,000 shares of capital stock of which (i) 75,000,000 shares will be common stock, par value $0.01 per share, and (ii) 5,000,000 shares will be preferred stock, par value $0.01 per share.

            A copy of the Certificate of Amendment is attached hereto as Exhibit 1.

Item 7.  Financial Statements and Exhibits.

        (a)     Financial statements of businesses acquired.

                Not applicable.

        (b)     Pro forma financial information.

                Not applicable.

        (c)     Exhibits

                1. Certificate of Amendment to the Certificate of Incorporation of Getty Images, Inc., filed on November 9, 1998, with the Secretary of State of the State of Delaware.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GETTY IMAGES, INC.



                                         By:      /s/ Jonathan Klein
                                            ------------------------------------
                                                 Jonathan Klein
                                                 Chief Executive Officer


                                         Dated: November 9, 1998



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                                  EXHIBIT INDEX


Exhibit No.                      Description
--------------                   ---------------
1                                Certificate of Amendment to
                                 the Certificate of
                                 Incorporation of Getty
                                 Images, Inc., filed on
                                 November 9, 1998, with
                                 the Secretary of State of the
                                 State of Delaware.
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